UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212 995-8300

Date of fiscal year end:12/31

Date of reporting period: 6/30/07

Item 1.  Reports to Stockholders.

Dear Boyar Value Fund Shareholder:

Performance Results

A Look Back at Q1 and Q2

After experiencing excellent performance in 2006 in which the Boyar Value Fund advanced by 19.72%, the Fund sustained a modest loss of 0.7% during the initial quarter of 2007.

A significant portion of the decline and the underperformance versus the leading stock market indices can be directly attributable to a number of the Fund’s financial holdings, which came under pressure because of their exposure to the sub-prime mortgage market.  For example Lehman and Merrill declined 10.3% and 12.3% respectively.

Despite some gut-wrenching setbacks, the leading stock market indices charged ahead to a strong finish in the second quarter, overcoming significant challenges posed by climbing bond yields, escalating problems in the housing market, and rising oil prices.

The Boyar Value Fund’s second quarter results demonstrated a marked improvement in performance versus Q-1, advancing 5.05%.

Contributing to the positive results were take-over offers on two of the businesses contained in the Fund’s portfolio.  Dow Jones advanced by almost 56%, while Alltel increased by 10%.  We disposed of both holdings.

The Fund’s performance could have been better both on an absolute and relative basis, but was inhibited by the following factors:  (A)  Our cash position as a percentage of total Fund assets increased to 21.7% as a result of the sales of Dow Jones and Alltel.  Until the cash is reinvested our returns on the uninvested portion will mimic money market returns, and could negatively impact the Fund’s relative performance, particularly if the U.S. Stock Market races ahead.  (B)  Financial stocks continued to be one of the poorest performing sectors, and we have a fairly large weighting in those companies.  We have owned most of those businesses for multiple years and our cost basis is quite low.  Furthermore, our work indicates that companies like Merrill, Citigroup and JP Morgan Chase among others are quite undervalued and should demonstrate above average returns over the long haul.  However, until we obtain more clarity in terms of the magnitude of the exposure that these entities have with regard to the complex securities that they hold that are backed by sub-prime mortgages their share prices could remain under pressure for a while longer.  (C)  Our underperformance relative to the S&P 500 Index resulted primarily from virtually no exposure to the energy and information technology sectors, which were responsible for most of the S&P’s advance.  During Q-2, for example, energy and information technologies were the only sectors within the S&P 500’s ten sectors to advance by more than 10%, increasing by 14.32% and 10.18% respectively.

Results for the Six Months Ended June 30, 2007

*Calculated without the maximum sales charge of 5.00%.

SHORT TERM PERFORMANCE

A study by the Brandes Institute, “Death, Taxes and Short-Term Underperformance” screened for large capitalization, actively managed funds that had a 10 year track record through 2006.  This yielded 591 funds.  They then ranked the funds by decile based on annualized returns.

The top-decile group had returns in excess of 10.9%, and all of them delivered better returns than the S&P 500 Index.  Researchers posed two questions.  Did these funds have periods of underperformance?  If so, by how much?

The answer to the first question is a resounding yes.  In fact, all 59 of the funds in the top-decile underperformed for at least one year, and a majority of the funds had three year periods of underperformance.

The one and three year numbers of these good long-term funds clearly show the limitations of relying on short term results when hiring or firing investment managers.

A Look Ahead

Our chief concerns for the remainder of 2007 relative to the U.S. stock market haven’t changed much from year-end.  The U.S. Housing market remains troublesome, Petrol remains stubbornly high, investors are far too complacent, and the leverage being utilized within both the private equity and hedge fund communities is frightening.

On a more positive note, the vast majority of U.S. Corporations are generating a significant amount of free cash flow which is being used to repurchase common shares as well as increase their dividend payout.  Private equity firms are awash with cash and are on the prowl for the next mega deal.  In the short term until the sea of liquidity evaporates it should act as a potential buffer to any significant market slide.

Competitive Returns

Average Annual Returns

(As of 06/30/07)	1 Year	3 Year	5 Year	5/5/98* to 06/30/07
Boyar Value Fund
At NAV	20.28%	9.52%	9.30%	8.18%
Inclusive of sales charges**	14.28%	7.65%	8.19%	7.57%
After taxes on
distribution**	13.64%	7.30%	7.65%	7.14%
After taxes on distribution and the
sale of shares**	10.09%	6.53%	6.86%	6.43%
S&P 500 Index	20.59%	11.68%	10.71%	4.97%
Russell 2000 Index	16.43%	13.45%	13.88%	7.52%

                                                                            *Inception.

                                                                            **Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception

At NAV (5/5/98 through 06/30/07)

**Calculated without sales charges.

The performance data quoted represent past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Russell 2000 Index (“Russell 2000”) measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Dow Jones Industrial Average (“Dow Jones”) is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index (“NASDAQ”) is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign common stocks and American Depositary Receipts.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index.

Portfolio Diversification by Sector (as of June 30, 2007)

(As a percentage of total net assets)

The composition of the Fund’s portfolio is subject to change.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending June 30, 2007
	1 Year	3 Year	5 Year	5/5/98* to 06/30/07
No load pre-tax returns	20.28%	9.52%	9.30%	8.18%
No load after-tax returns	14.03%	8.15%	7.84%	6.99%

*Inception.

The performance data quoted represent past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Boyar Value Fund Philosophy Goals

▪

The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have, invested in fads or gimmicks such as the Internet.

▪

Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts’ earnings expectations.

▪

Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a “margin of safety,” since most of these businesses have plummeted in value by such a margin that most of the downside risk has been significantly reduced.  However, there is no guarantee that the perceived intrinsic value will be realized.

▪

Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

▪

A long-term orientation may sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and at the right time. Holding the equity of good companies purchased at what we believe are bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

▪

The competition to capture mutual fund assets is quite fierce.  Most all of the large mutual fund families have considerable sales forces and extensive marketing budgets.  In many instances, no matter how great your track record, in order to be on the preferred list of funds for full-service brokers you have to make a fairly significant up front payment, an arrangement known as revenue sharing.  Since Boyar Value Fund currently does not utilize any of these tactics we are counting on good performance and referrals to grow.  We would appreciate telling your friends and business associates about the Boyar Value Fund.

If you have any questions please do not hesitate to call (212) 995-8300.

Very truly yours,

Mark A. Boyar

Chief Investment Officer

The Fund is distributed by Ladenburg Thalmann & Co., Inc.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
June 30, 2007 (Unaudited)
	Shares		Value
		COMMON STOCKS - 78.3%
		BANKS - 1.6%
	14,000	Bank of New York Mellon Corp.	$ 580,160

		COMMERCIAL SERVICES - 3.0%
	11,000	Arbitron, Inc.	566,830
	22,600	Midas, Inc. *	512,342
			1,079,172

		COMPUTERS - 1.2%
	8,000	Diebold, Inc.	417,600

		DIVERSIFIED FINANCIAL SERVICES - 14.8%
	16,500	Ameriprise Financial, Inc.	1,048,905
	23,300	Citigroup, Inc.	1,195,057
	29,250	J.P. Morgan Chase & Co.	1,417,163
	4,400	Lehman Brothers Holdings, Inc.	327,888
	15,500	Merrill Lynch & Co., Inc.	1,295,490
			5,284,503

		FOOD & BEVERAGE - 3.7%
	14,000	H.J. Heinz Co.	664,580
	26,900	PepsiAmericas, Inc.	660,664
			1,325,244

		INSURANCE - 3.7%
	24,386	St. Paul Travelers Cos., Inc. (The)	1,304,651

		LEISURE TIME - 2.4%
	17,500	Carnival Corp.	853,475

		LODGING - 6.5%
	21,500	Hilton Hotels Corp.	719,605
	9,500	MGM Mirage *	783,560

	See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
June 30, 2007 (Unaudited) (Continued)
	Shares		Value
		LODGING - 6.5% (Continued)
	15,100	Orient Express Hotels Ltd., Class A	$ 806,340
			2,309,505

		MEDIA - 20.6%
	38,076	CBS Corp., Class B	1,268,692
	24,064	Cablevision Systems-NY Grp., Class A *	870,876
	29,250	Comcast Corp., Special Class A *	817,830
	1,689	Citadel Broadcasting Corp.	10,894
	7,000	Meredith Corp.	431,200
	44,100	Playboy Enterprises, Inc., Class B *	499,653
	19,500	Scholastic Corp. *	700,830
	22,000	The Walt Disney Co.	751,080
	70,000	Time Warner, Inc.	1,472,800
	12,576	Viacom Inc., Class B *	523,539
			7,347,394

		MISCELLANEOUS MANUFACTURER - 2.4%
	22,000	General Electric Co.	842,160

		PHARMACEUTICALS - 2.8%
	38,500	Pfizer, Inc.	984,445

		RETAIL - 11.6%
	5,000	CVS Corp.	182,250
	23,000	Home Depot, Inc.	905,050
	10,900	IHOP Corp.	593,287
	25,000	Limited Brands, Inc.	686,250
	19,100	McDonald's Corp.	969,516
	37,500	Saks, Inc.	800,625
			4,136,978

		SEMICONDUCTORS - 0.7%
	12,000	DSP Group, Inc. *	245,640

	See accompanying notes to financial statements.

	BOYAR VALUE FUND, INC.
	PORTFOLIO OF INVESTMENTS
	June 30, 2007 (Unaudited) (Continued)
	Shares		Value
		SOFTWARE - 1.1%
	13,000	Microsoft Corp.	$ 383,110

		TELECOMMUNICATIONS - 0.6%
	13,441	Windstream Corp.	198,389

		TRANSPORTATION - 1.6%
	8,000	United Parcel Service, Inc. Class B	584,000

		TOTAL COMMON STOCKS (Cost $18,604,303)	27,876,426

		INVESTMENT COMPANIES - 3.4%
	722,641	BNY Hamilton Fund - Premier Class, 4.93%**	722,641
	500,000	Milestone Treasury Obligation Portfolio - Institutional Class, 5.05%,**	500,000
		TOTAL INVESTMENT COMPANIES (Cost $1,222,641)	1,222,641
	Principal
	Amount
		U.S. GOVERNMENT & AGENCY OBLIGATION - 18.4%
	$ 6,519,000	Federal Home Loan Bank Discount Notes, 5.05%, 7/5/07 (Cost $6,514,345)	6,514,345

		TOTAL INVESTMENTS - 100.1% (Cost $26,341,289) (a)	$ 35,613,412

		OTHER ASSETS & LIABILITIES - (0.1%)	(24,257)
		NET ASSETS - 100.0%	$ 35,589,155

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is substantially the same and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation $ 9,339,758
	Unrealized depreciation (67,635)
	Net unrealized appreciation $ 9,272,123

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2007.

	See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (Unaudited)

ASSETS
Investment securities, at cost	$ 26,341,289
Investment securities, at value	$ 35,613,412
Receivable for Fund shares sold	95
Dividends and interest receivable	32,863
Prepaid expenses and other assets	43,892
TOTAL ASSETS	35,690,262

LIABILITIES
Management fees payable	12,232
Investment advisory fees payable	12,382
Distribution fees payable	19,651
Administration fees payable	10,595
Transfer agent fees payable	6,784
Fund accounting fees payable	5,877
Custody fees payable	3,083
Compliance officer fees payable	2,213
Accrued expenses and other liabilities	28,290
TOTAL LIABILITIES	101,107
NET ASSETS	$ 35,589,155

Net Assets Consist Of:
Paid in capital	$ 25,174,558
Accumulated net investment income	101,886
Accumulated net realized gain from security transactions	1,040,588
Net unrealized appreciation of investments	9,272,123
NET ASSETS	$ 35,589,155

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,990,469

Net asset value and redemption price per share (a)	$ 17.88

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 18.82

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007 (Unaudited)

INVESTMENT INCOME
Dividends	$ 226,112
Interest	172,887
TOTAL INVESTMENT INCOME	398,999

EXPENSES
Investment advisory fees	86,671
Management fees	86,671
Distribution fees	43,335
Professional fees	35,375
Administrative services fees	20,647
Accounting services fees	12,177
Directors' fees and expenses	9,722
Transfer agent fees	8,296
Registration fees	7,400
Printing and postage expenses	5,931
Custodian fees	4,410
Compliance officer fees	4,160
Insurance expense	3,175
Other expenses	635
TOTAL EXPENSES	328,605

Fees waived by the Advisor	(12,648)
Fees waived by the Manager	(12,647)
NET EXPENSES	303,310
NET INVESTMENT INCOME	95,689

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	956,914
Net change in unrealized appreciation of investments	442,601
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,399,515

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,495,204

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	June 30, 2007	December 31,
	(Unaudited)	2006
FROM OPERATIONS
Net investment income	$ 95,689	$ 488,497
Net realized gain from security transactions	956,914	1,123,187
Net change in unrealized appreciation on investments	442,601	4,138,897
Net increase in net assets resulting from operations	1,495,204	5,750,581

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	-	(813,577)
From net investment income	-	(482,300)
From distributions to shareholders	-	(1,295,877)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	927,809	4,194,578
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	1,214,190
Payments for shares redeemed	(1,485,425)	(4,959,731)
Net increase (decrease) in net assets from capital share transactions	(557,616)	449,037

TOTAL INCREASE IN NET ASSETS	937,588	4,903,741

NET ASSETS
Beginning of Period	34,651,567	29,747,826
End of Period*	$ 35,589,155	$ 34,651,567
* Includes accumulated net investment income of:	$ 101,886	$ 6,197

CAPITAL SHARE ACTIVITY
Shares Sold	53,118	265,195
Shares Reinvested	-	70,551
Shares Redeemed	(84,433)	(314,844)
Net increase (decrease) in shares outstanding	(31,315)	20,902

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2007		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, beginning of period	$ 17.14		$ 14.87	$ 15.28	$ 14.44	$ 11.76	$ 13.35

Activity from investment operations:
Net investment income (loss)	0.05		0.25	0.04	(0.02)	(0.04)	(0.05)
Net realized and unrealized
gain (loss) on investments (3)	0.69		2.69	(0.02)	0.87	3.09	(1.34)
Total from investment operations	0.74		2.94	0.02	0.85	3.05	(1.39)

Less distributions from:
Net investment income	-		(0.25)	(0.04)	-	-	-
Net realized gains	-		(0.42)	(0.39)	(0.01)	(0.37)	(0.20)
Total distributions	-		(0.67)	(0.43)	(0.01)	(0.37)	(0.20)

Net Asset Value, end of period	$ 17.88		$ 17.14	$ 14.87	$ 15.28	$ 14.44	$ 11.76

Total return (1)	4.32%		19.72%	0.11%	5.87%	25.90%	(10.45)%

Net assets, at end of period	$35,589,155		$34,651,567	$29,747,826	$33,485,370	$26,649,602	$14,388,293

Ratio of gross expenses to average
net assets (2)	1.90%	(4)	2.16%	2.35%	2.51%	2.69%	2.64%
Ratio of net expenses to average
net assets	1.75%	(4)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets	0.55%	(4)	1.58%	0.24%	(0.12)%	(0.38)%	(0.45)%

Portfolio Turnover Rate (5)	2%		12%	9%	7%	19%	19%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser, Manager and Distributor.
(3)	Effect of redemption fees which became effective May 1, 2004 are included in net realized and unrealized gain (loss) on investments.
However, separately these amounts were less than $0.01 per share.
(4)	Annualized for periods less than one year.
(5) Not annualized.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (Unaudited)

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment Advisor to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the mean of the last quoted bid and asked prices.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2007 (Unaudited)

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes’ (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

Use of Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2007 (Unaudited)

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2007, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $618,518 and $2,599,010, respectively.

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until April 30, 2008, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2007 (Unaudited)

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of June 30, 2007, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $188,282

December 31, 2007

  $127,390

December 31, 2008

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2007, the Distributor received $11,551 from front-end sales charges, of which $1,199 was retained by the principal underwriter or other affiliated broker-dealers.

During the six months ended June 30, 2007, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $3,175 in trade commissions, of which Pershing Investments LLC was paid approximately 12.5%.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2007 (Unaudited)

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agent services and custody administration services to the Fund.  GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is as follows:

Administration.  The Fund pays GFS a basis point fee* in decreasing percentages as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

-

10 basis points or 0.10% on the first $100 million in net assets

-

8 basis points or 0.08% on the next $150 million in net assets

-

6 basis points or 0.06% on net assets greater than $250 million

* The Fund is subject to a certain annual minimum fee.

Fund Accounting.  Total charges for Fund Accounting services include fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing percentages as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

- The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration.   GFS is paid monthly for certain transaction costs and receives a fee based on the annual rates as a percentage of average daily net assets as follows:

-

1.5 basis points or 0.015% on first $100 million of net assets

-

1 basis point or 0.01% on net assets greater than $100 million

The Fund has entered into a separate servicing agreement with Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, to provide a chief compliance officer for the Fund.   Under the terms of this agreement, FCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2007 (Unaudited)

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the six months ended June 30, 2007, the Fund assessed $22 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

June 30, 2007

 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period* 1/1/07 – 6/30/07	Expense Ratio During Period ** 1/1/07 – 6/30/07
Actual	$1,000.00	$1,043.20	$8.82	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$8.70	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [180] divided by the number of days in the fiscal year [365].

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2007 (Unaudited)

The following table contains basic information regarding the Directors and Officers, respectively, that oversee operations of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTORS:
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 64	Chairman	Since Inception	President, Boyar Asset Management, Inc; President, Mark Boyar & Co., Inc.; Manager, Ebbets Field Association LLC; Partner, Boyar G.P. Holdings Ltd.	1	Chairman, Boyar G.P. Holdings Ltd.; Chairman, N.R.M.B. Management, Inc

DISINTERESTED DIRECTORS:
Jay R. Petschek C/O Corsair Capital Management, LLC 350 Madison Ave., 9th Floor New York, NY 10017 Age: 48	Director	Since Inception	Managing Member, Corsair Capital Management, LLC; Vice President, C.E. Unterberg, Towbin; Executive Vice President, Brean Murray & Co., Inc.	1	Director, Dab-O-Matic Corp., Global Opportunity Partners Ltd., Recognition Media LLC
Henry A. Alpert 3333 New Hyde Park Road Suite 201 New Hyde Park, NY 11042 Age: 60	Director	Since Inception	President, Spartan Petroleum	1	Director, Griffon Corp,; Trustee, Incorporated Village of Old Westbury.
A.F. Pertrocelli C/O United Capital Corp. 9 Park Place, 4th Floor Great Neck, NY 11021 Age: 63	Director	Since Inception	Chairman, President and CEO, United Capital Corp., Chairman, President and CEO, Prime Hospitality Corp.	1	Nathan’s Famous, Inc., Prime Hospitality Corp., United Capital Corp.
Richard Finkelstein 1000 Clint Moore Rd. Suite 110 Boca Raton, FL 33487 Age: 58	Director	Since Inception	President, Kenco Communities	1	None
OFFICERS:
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 56	Chief Compliance Officer	June 2006 – present

President of Fund Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President and Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- present).

				N/A	None
Andrew B. Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	President	June 2006 – present

President and Manager, Gemini Fund Services, LLC (3/2006-Present); Senior Vice President and Director of Administration (2001-2005), Manager Fund Compliance Services, LLC (3/2006-Present); Manager (since 3/2006) and President, (2004 – Present), GemCom, LLC; Vice President, JP Morgan Chase & Co. (1998 - 2001).

				N/A	None
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 37	Treasurer	June 2006 - present

Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 - Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 – Present); Vice President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

				N/A	None
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 45	Secretary	July 2005 - present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 - Present); In-house Counsel, The Dreyfus Funds (1999 - 2003)	N/A	None

(1) Each Director is elected to serve in accordance with the Articles of the Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

153 East 53rd Street, 49th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

 Andrew B. Rogers

/s/ Andrew B. Rogers, President

Date

9/6/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Andrew B. Rogers

/s/ Andrew B. Rogers, President

Date

9/6/07

By (Signature and Title)

*

Kevin E. Wolf

/s/ Kevin E. Wolf, Treasurer

Date

9/6/07

* Print the name and title of each signing officer under his or her signature.